PROPERTY, PLANT AND EQUIPMENT, NET (Tables)	12 Months Ended
Dec. 31, 2025
Property, Plant and Equipment [Abstract]
SCHEDULE OF PROPERTY PLANT AND EQUIPMENT

Property, plant and equipment as of December 31, 2025 and 2024 consisted of the following:

	As of December 31, 2025	As of December 31, 2024
Leasehold improvements	$128,704	$-
Office equipment	33,820	-
Total	162,524	-
Accumulated depreciation	(45,071)	-
Carrying amount	$117,453	$-